STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-1

Distribution Number	19
Beginning Date of Accrual Period	20-Nov-02
End Date of Accrual Period	19-Dec-02
Distribution Date	20-Dec-02
Previous Distribution Date	20-Nov-02

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements	20,162,518.15
Principal Collections	16,287,936.67
Collections of Interest (net of servicing fee)	3,683,219.46
Servicing Fee	191,362.02
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	20,162,518.15
Interest Paid to Certificates	467,053.83
Principal Paid to Certificates	16,680,922.22
Equity Certificate	2,823,180.08
Servicing Fee	191,362.02

Balance Reconciliation

Begin Principal Balance	459,268,844.96
Principal Collections (including repurchases)	16,287,936.67
Charge off Amount	392,985.55
End Principal Balance	442,587,922.74

Collateral Performance
Cash Yield (% of beginning balance)	10.11%
Charge off Amount (% of beginning balance)	1.01%
Net Yield	9.10%

Delinquent Loans
30-59 days principal balance of loan	15,723,810.89
30-59 days number of loans	193
60-89 days principal balance of loan	2,553,480.08
60-89 days number of loans	41
90+ days principal balance of loan	14,620,838.85
90+ days number of loans	167

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	5,582
Number of HEL outstanding (EOP)	5,406
Book value of real estate acquired through foreclosure/grant of deed	3,643,846.94
Number of Loans that went into REO	8
Principal Balance of Loans that went into REO	826,116.90

Overcollateralization
Begin OC Amount	132,046,329.73
OC Release Amount	0.00
Extra Principal Distribution Amount	-
End OC Amount	132,046,329.73

Target OC Amount	131,400,401.25
Interim OC Amount	132,046,329.73
Interim OC Deficiency	-

Monthly Excess Cashflow	2,823,180.08

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance	43.33%

Interest Calculations
1 month LIBOR	1.38813%
Class A Formula Rate (1 mo Libor plus 29bps)	1.67813%
Class A Pass-Through Rate	1.67813%
Class M Formula Rate (1 mo Libor plus 55bps)	1.93813%
Class M Pass-Through Rate	1.93813%
Available Funds Cap	10.71370%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	23.911961
2. Principal Distribution per $1,000	23.273499
3. Interest Distribution per $1,000	0.638462

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.67813%
2. Days in Accrual Period	30

3. Class A Interest Due	396,593.65
4. Class A Interest Paid	396,593.65

5. Class A Interest Carry Forward Amount Paid	0.00
6. Class A Supplemental Interest Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	283,596,846.52
2. Class A Principal Due	14,456,799.26
3. Class A Principal Paid	14,456,799.26
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A Unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	269,140,047.26

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP	0.4332792
8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.6081053

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	24.011963
2. Principal Distribution per $1,000	23.274623
3. Interest Distribution per $1,000	0.737340

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	1.93813%
2. Days in Accrual Period	30

3. Class M Interest Due	70,460.18
4. Class M Interest Paid	70,460.18

5. Class M Interest Carry Forward Amount Paid	0.00
6. Class M Supplemental Interest Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	43,625,668.71
2. Class M Principal Due	2,224,122.96
3. Class M Principal Paid	2,224,122.96
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	41,401,545.75

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP	0.4332518
8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.0935442